Annual Report

MARCH 31, 1998





TEMPLETON VIETNAM
OPPORTUNITIES FUND, INC.

[LOGO] FRANKLIN TEMPLETON

PAGE


[PHOTO OF J. MARK MOBIUS APPEARS HERE]


J. MARK MOBIUS, PH.D.
President
Templeton Vietnam
Opportunities Fund, Inc.


Dr. Mobius, a German citizen, has been living in emerging market countries since earning his Ph.D. in economics and political science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of business practices and customs unique to developing nations.






                               TECHNOLOGY UPDATE:
                               FRANKLIN TEMPLETON
                          COMBATS THE YEAR 2000 PROBLEM

                             By Charles B. Johnson,
                      President of Franklin Resources, Inc.




As we near the 21st century, Franklin Templeton is taking important steps to tackle the computer glitch dubbed the Year 2000 Problem, Y2K, or the Millennium Bug. The problem originated from the software designers' attempt to save memory by recording years in a two-digit format -- "98" instead of "1998," for example -- but didn't take into account that the year 2000, or "00," could also be interpreted as 1900. Uncorrected, this problem could prevent computers from accurately processing date-sensitive data after 1999.

Franklin Templeton's Information Services & Technology division established a Year 2000 Project Team that has already begun making the necessary software changes to help our computer systems, which service the funds and their shareholders, be Year 2000 Compliant. As changes reach completion, we plan to conduct comprehensive tests to verify their effectiveness. We will also seek reasonable assurances from all of our major software or data-services suppliers that they will be Year 2000 Compliant.

In addition, with an estimated 80% of businesses facing the Year 2000 Problem, mutual fund managers appreciate the impact it potentially could have on companies. That's why Franklin Templeton managers are aware of this issue when managing fund portfolios.

PAGE


SHAREHOLDER LETTER



CONTENTS


Shareholder Letter .......................  1

Performance Summary ......................  7

Special Report ...........................  9

Financial Highlights &
Statement of Investments ................. 12

Financial Statements ..................... 16

Notes to Financial
Statements ............................... 19

Independent Auditor's Report ............. 23




Your Fund's Objective: Templeton Vietnam Opportunities Fund sought long-term capital appreciation by investing in the equity and debt securities of Vietnam Companies and Vietnam-Related Companies, as defined in the Fund's prospectus. On April 23, 1998, shareholders approved a change in the Fund's name and investment policies. After that date, the Fund's name is Templeton Vietnam and Southeast Asia Fund, Inc. The Fund seeks to achieve long-term capital appreciation by investing in the equity and debt securities of Vietnam and other Southeast Asian countries, currently including China, Hong Kong, India, Indonesia, South Korea, Malaysia, Myanmar, the Philippines, Singapore, Taiwan, and Thailand.


Dear Shareholder:

This annual report of Templeton Vietnam Opportunities Fund covers the year ended March 31, 1998. Six months ago, we reported a sharp drop in Asian equity prices brought about by widespread currency problems in the region. During the following six months, the situation approached crisis proportions, affecting securities markets worldwide, although many of the severely affected markets experienced significant rebounds by the end of the reporting period. During the year, Vietnam


                                 FUND CATEGORY

                               [GRAPHIC OMITTED]



You may find a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 13 of this report.

PAGE


                            GEOGRAPHIC DISTRIBUTION
                           Based on Total Net Assets
                                    3/31/98



This chart shows, in pie format, the geographic distribution of total net assets for the Templeton Vietnam Opportunities Fund, Inc., as of March 31, 1998. [PIE FORMAT APPEARS HERE]

Thailand                                38.0%
Vietnam                                 18.7%*
Singapore                               10.0%
Other Countries                          2.7%
Short-Term Investments & Other
  Net Assets                            30.6%


*These are direct investments made through companies domiciled in Hong Kong and Singapore.



enjoyed healthy economic growth and relatively low inflation, as its trade deficit fell due to surging exports and import controls. However, by early 1998, the country faced enhanced competition in its export markets due to the devaluation of other Asian currencies. This caused new trade balance problems and currency devaluations in Vietnam of about 10%.

Within this environment, the Fund posted a -25.14% one-year cumulative total return in market-price terms, as discussed in the Performance Summary on page 7. Based on the change in actual net asset value, the Fund posted a -34.10% one-year cumulative total return.

As of March 31, 1998, the Fund's equity investments comprised 69.4% of total net assets. 18.7% were direct investments in Vietnam made through companies domiciled in Hong Kong and Singapore. During the year, we added a number of new holdings to the portfolio. We saw opportunities in the depressed Thailand market and initiated positions in Siam Commercial Bank Ltd., Thai Farmers Bank Public Co. Ltd. and Bank of Ayudhya Public Co. Ltd. These holdings also helped make banking our largest industry sector (19.6% of total net assets), followed by real estate (10.8%).

At the end of the reporting period, Vietnam faced a challenging regional and global economic environment. Although its economic growth rate exceeded that of other countries in the region, this growth may not continue. Vietnam's commercial debt has been in default for over a decade, but the December 1997 agreement by its central bank to reschedule outstanding commercial debt should help

2

PAGE


TOP 10 HOLDINGS
3/31/98

This chart shows the top ten holdings of the Templeton Vietnam Opportunities Fund, Inc., including company name, industry and country, as of March 31, 1998, based on total net assets.

COMPANY,                                   % OF TOTAL
INDUSTRY, COUNTRY                          NET ASSETS
HEA Holdings Ltd.
Real Estate, Vietnam
(direct investment)                           9.6%

Indotel Ltd.
Leisure & Tourism, Vietnam
(direct investment)                           9.1%

Siam Commercial Bank Ltd.,
fgn. & loc
Banking, Thailand                             7.0%

Siam Cement Public Co. Ltd.,
fgn. & loc
Building Materials &
Components, Thailand                          6.9%

Thai Farmers Bank
Public Co. Ltd.
Banking, Thailand                             4.4%

Natsteel Ltd., fgn
Metals & Mining, Singapore                    4.0%

Bangkok Bank Public Co. Ltd.
Banking, Thailand                             3.9%

Bank of Ayudhya Public Co.
Ltd., fgn
Banking, Thailand                             3.4%

Rothmans Industries Ltd., fgn
Beverages & Tobacco, Singapore                2.4%

British American Tobacco Co. Ltd.
Beverages & Tobacco, Singapore                1.8%


reduce the country's interest payments and make it easier to raise funds in international capital markets. The Vietnamese government has also taken steps to liberalize the environment for private business, which may stimulate further growth. Looking forward, we continue to view Vietnam as the focus of the Fund and believe that the changes in the Fund's investment policies described in the note following this letter should give us greater scope and flexibility in fully investing the Fund in stocks we consider bargains, while waiting for a developed capital market in Vietnam.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of March 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Investing in Vietnam and Southeast Asia involves special considerations including risks relating to direct investments in Vietnam companies, as well as the risks associated with investing in an emerging market. These risks include adverse economic, social and political developments, the absence of an organized stock exchange in Vietnam, reduced liquidity of emerging markets, and greater currency volatility. Investing in emerging markets also means accepting a certain amount of market volatility and, in some cases, severe market

                                                                               3

PAGE


corrections. While short-term volatility can be disconcerting, declines of as much as 40% to 50% are not unusual in emerging markets. For example, the Hong Kong market has increased 1,056% in the last 15 years, but has suffered five declines of more than 20% during that time.* Investment in the Fund should be considered speculative.

Thank you for investing in the Templeton Vietnam Opportunities Fund. We appreciate your support, welcome your comments, and look forward to serving you in the future.

Sincerely,




/s/ J. Mark Mobius

J. Mark Mobius, Ph.D.
President
Templeton Vietnam Opportunities Fund, Inc.



* Source: Bloomberg. Based on quarterly percentage price change over the 15 years ended March 31, 1998. Market return includes reinvested dividends.

4

PAGE


As reported in the September 30, 1997 Semi-Annual Report to Shareholders, the Board of Directors of the Fund approved conducting a tender offer for approximately 50% of the Fund's shares to provide shareholders with an opportunity to sell their shares to the Fund at net asset value. The Board announced that if less than 50% of the Fund's shares were tendered, it would submit to shareholders a proposal to change the name and investment policies of the Fund.

On December 19, 1997, the Fund commenced the tender offer. As of the close of the offer, January 20, 1998, 3,377,430 shares of common stock, representing approximately 42% of outstanding shares, were tendered by shareholders. The tendered shares were repurchased by the Fund at a net asset value of $7.77 per share.

As indicated, the Board then submitted to shareholders a proposal to change the name of the Fund to "Templeton Vietnam and Southeast Asia Fund, Inc." and to amend the Fund's investment policies. These changes will enable the Fund to invest more broadly in other countries located in Southeast Asia, while continuing to focus its investment program, to the extent feasible, on Vietnam. At the Annual Meeting of Shareholders convened on March 31, 1998 and adjourned to April 23, 1998, 2,441,921 shares, representing 97.86% of shares present and voting on the matter and 52.17% of the outstanding shares of the Fund, approved the proposed name change and amendment of the Fund's investment policies. The revised investment policies appear on the following page. These changes were implemented effective April 24, 1998.

The adoption of these policies does not lower the fund's risk profile. The risks of investing in the Southeast Asian region are similar in many respects to the risks of investing in Vietnam. The markets in which the Fund will invest are volatile, and the Fund's investments will be subject to the risk of currency fluctuation and local political, economic and social conditions. Recent currency and economic crises in several Asian countries have had a severe impact on many Asian stock markets. The Fund will continue to be subject to the risks of investing in foreign markets generally, and to the added risks of investing in emerging markets. Additional risks of investment in emerging markets include:
(i) a lower level of social, political, and economic stability; (ii) the smaller size and lower volume of trading in the securities markets in such countries, which may result in a lack of liquidity and in greater price volatility; (iii) certain foreign national policies that may restrict the Fund's investment opportunities, including restrictions on investments in issuers or industries deemed sensitive to national interests, or expropriation or confiscation of assets or property, which could result in the Fund's loss of its entire investment in that market; (iv) less developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (v) higher rates of inflation; (vi) differences in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about certain issuers; (vii) the fact that statistical information regarding the economy of certain countries may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (viii) less extensive regulation of securities markets; and
(ix) risks regarding the maintenance of Fund portfolio securities and cash with foreign subcustodians and depositories. An investment in the Fund should continue to be viewed as speculative.

                                                                               5

PAGE


                         REVISED INVESTMENT POLICIES FOR
                 TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
                            EFFECTIVE APRIL 24, 1998

The Fund's investment objective is long-term capital appreciation. The Fund's investment policies, under normal market conditions, are to invest at least
65 percent of its assets in equity and debt securities of companies (i) that are organized under the laws of, or have a principal office in, Vietnam or other Southeast Asian countries (the "Region Countries"); (ii) for which the principal equity securities trading market is in a Region Country; or (iii) that derive at least 50 percent of their revenues or profits from goods produced or sold, investments made, or services performed in a Region Country, or have at least 50 percent of their assets invested in a Region Country (collectively, "Region Country Issuers"). For purposes of these investment policies, Region Countries include Vietnam, China, Hong Kong, India, Indonesia, South Korea, Malaysia, Myanmar, the Philippines, Singapore, Taiwan, and Thailand, as well as any other countries in the same geographic region that may be approved for investment by the Board of Directors in the future.

The Fund invests in equity and debt securities of Region Country Issuers as appropriate opportunities arise. In seeking to invest at least 65 percent of its assets in Region Country Issuers, the Fund's focus is to invest in equity and debt securities of Vietnam Issuers to the extent attractive investment opportunities are available. A "Vietnam Issuer" is a company (i) that is organized under the laws of, or has a principal office in, Vietnam; (ii) for which the principal equity securities trading market is in Vietnam; or (iii) that derives at least 50 percent of its revenues or profits from goods produced or sold, investments made, or services performed in Vietnam or that has at least 50 percent of its assets invested in Vietnam. To the extent that the Investment Manager is unable to find Vietnam Issuers that it considers attractive investment opportunities for the Fund, the Fund's assets will be invested in equity and debt securities of other Region Country Issuers. The amount invested in any one Region Country at any time will depend on market conditions and the Investment Manager's assessment of available investments. The Fund will not be limited in the percentage of its assets that can be invested in any one Region Country. It is anticipated, but there can be no assurance, that the Fund may eventually have a significant portion of its assets invested in securities of Vietnam Issuers.

6

PAGE


PERFORMANCE SUMMARY



In market-price terms, Templeton Vietnam Opportunities Fund produced a -25.14% cumulative total return for the one-year period ended March 31, 1998. Based on the change in net asset value (in contrast to market price), the Fund delivered a -34.10% cumulative total return for the same period. Both total return figures assume reinvestment of dividends and capital gains, if any, in accordance with the dividend reinvestment plan.

During the reporting period, the Fund's closing price on the New York Stock Exchange decreased $3.00 per share, from $11.25 on March 31, 1997, to $8.25 on March 31, 1998, while the net asset value decreased $4.98 per share, from $14.05 to $9.07.

Shareholders received per share distributions of 14 cents ($0.14) in dividend income, and 3.5 cents ($0.035) in long-term capital gains. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the Fund's portfolio, as well as the level of the Fund's operating expenses.





Past performance is not predictive of future results.

                                                                               7

PAGE


TEMPLETON VIETNAM OPPORTUNITIES FUND
Periods ended 3/31/98

                                                                                    SINCE
                                                                                  INCEPTION
                                                 1-YEAR            3-YEAR          (9/8/94)
Cumulative Total Return(1)
    Based on change in net asset value          -34.10%           -24.73%           -29.80%
    Based on change in market price             -25.14%           -18.52%           -39.98%
Average Annual Total Return(2)
    Based on change in net asset value          -34.10%            -9.03%            -9.46%
    Based on change in market price             -25.14%            -6.60%           -13.35%


1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

All calculations assume reinvestment of dividends and capital gains, either at net asset value or at market price on the reinvestment date, in accordance with the dividend reinvestment plan and do not reflect sales charges that would have been paid at inception or brokerage commissions that would have been paid on secondary market purchases.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of the countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.

From October 1, 1994 through September 30, 1995, fee waivers by the Fund's Investment Manager increased the Fund's total return. If the Investment Manager had not taken this action, the Fund's total return would have been lower.


Past performance is not predictive of future results.

8

PAGE


"I want to look back
over the progress
that has been made
so far..."



SPECIAL REPORT BY J. MARK MOBIUS

A VIETNAMESE STOCK EXCHANGE:
FACT OR DREAM?

Although Vietnam does not currently have a functioning stock exchange, the government has made considerable progress towards achieving this goal. In this report, I want to look back over the progress that has been made so far in this country and discuss what remains to be done.

The first stage in liberalizing the government-controlled economy came in December 1993, when the government allowed foreign investors to own up to 30% of Vietnamese joint stock banks. Then, in 1994, the "Law on the Encouragement of Domestic Investment" was passed, which allowed overseas Vietnamese and resident foreigners to purchase shares of Vietnamese joint stock companies. Because this law contradicted other existing laws, its impact was negligible at that time. However, a Prime Minister's decree in May 1996 clarified the situation, allowing the sales of shares to foreigners on a trial basis.

To implement this enabling legislation, the State Securities Commission (SSC) was formed in November 1996 and made responsible for the development and regulation of Vietnam's securities markets. In May 1997, the Prime Minister's office issued a decree clarifying the procedures for the privatization of state-owned enterprises. Two months later, the Ministry of Finance established clear procedures for the issuance and transfer of shares.

                                                                               9

PAGE



"...several issues still need to be resolved before a stock exchange can function."



Although the SSC has targeted late 1998 for opening the first "trading floor" in Ho Chi Minh City, several issues still need to be resolved before a stock exchange can function. The SSC's "Ordinance on the Regulation of Securities and the Securities Market," which is now in its seventh draft and considerably behind schedule, must be ratified. This will establish the legal framework for regulating the securities market in Vietnam, including listing and disclosure requirements for interested companies. When ready, the draft will be submitted to the Prime Minister's office for approval and gain the legal status of a decree. Hopefully, this will happen soon, because once this occurs, trading can begin on a trial basis. If no problems emerge during this period, the ordinance will be submitted to the Standing Committee of the National Assembly to be ratified and become the permanent securities law for Vietnam.

Laws governing the clearing and settlement systems are covered in the "Ordinance on the Regulation of Securities and the Securities Market," but the actual institutions and systems have yet to be established. Although one, or possibly several, state-owned banks may serve as depositories and registrars, this system still has to be worked out. State-owned banks will be responsible for clearing and settlement of trades. Local banks are expected to branch into the brokerage business, and some have set up brokerage departments in anticipation of the future stock market. Some may already be involved in very small volumes of over-the-counter trading. However, the current version of the draft does not give brokers an essential role, because investors will be able to place their order directly to the exchange, whose staff will be responsible for executing and settling the trade properly.

10

PAGE


Although various sites have been proposed, the first stock exchange is expected to be in Ho Chi Minh City. A number of foreign countries have offered to provide trading hardware and software to Vietnam at subsidized prices, but no final decision has been made.

Although Vietnamese authorities are planning to privatize 150 companies by the end of 1998, only about 20 had been privatized as of March 31. However, even if the stock exchange is established, companies initially listed on it are expected to be smaller and more illiquid than the minimum that the Fund would require to become meaningfully invested in the securities of Vietnamese issuers. Since the establishment of a functioning stock exchange could greatly benefit the Fund, we would welcome a stronger commitment on the part of the Vietnamese government to get the stock exchange up and running as quickly as possible.

Our staff in Vietnam expect to see significant progress toward this goal. Later in the year, I shall report to you on whether or not such progress has been made.*

Sincerely,




/s/ J. Mark Mobius
------------------------
J. Mark Mobius, Ph.D.
President
Templeton Vietnam Opportunities Fund, Inc.





*This letter reflects the strategies employed for the Fund during the reporting period and includes our opinions as of the close of the period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition.

                                                                              11

PAGE




TEMPLETON VIETNAM OPPORTUNITIES FUND, INC.
Financial Highlights


                                                                               Year Ended March 31,
                                                                --------------------------------------------------
                                                                  1998          1997          1996         1995+
                                                                --------------------------------------------------
Per Share Operating Performance
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................      $14.05        $13.91        $13.09        $14.10
                                                                --------------------------------------------------
Income from investment operations:
 Net investment income......................................         .09           .29           .36           .13
 Net realized and unrealized gains (losses).................       (4.86)          .21           .91         (1.00)
                                                                --------------------------------------------------
Total from investment operations............................       (4.77)          .50          1.27          (.87)
                                                                --------------------------------------------------
Underwriting expenses deducted from capital.................          --            --            --          (.09)
Tender offer expenses deducted from capital.................        (.04)           --            --            --
                                                                --------------------------------------------------
Less distributions from:
 Net investment income......................................        (.13)         (.31)         (.38)         (.05)
 Net realized gains.........................................        (.03)         (.05)         (.07)           --
 Return of capital..........................................        (.01)           --            --            --
                                                                --------------------------------------------------
Total distributions.........................................        (.17)         (.36)         (.45)         (.05)
                                                                --------------------------------------------------
Net asset value, end of year................................       $9.07        $14.05        $13.91        $13.09
                                                                --------------------------------------------------
                                                                --------------------------------------------------
Total Return*
 Based on market value per share............................    (25.14)%      (10.87)%        22.11%      (26.33)%
 Based on net asset value per share.........................    (34.10)%         4.03%         9.80%       (6.74)%
Ratios/Supplemental Data
Net assets, end of year (000's).............................     $42,437      $113,214      $112,073      $105,306
Ratios to average net assets:
 Expenses...................................................       2.23%         1.82%         1.47%         1.72%**
 Net investment income......................................        .91%         2.04%         2.62%         1.81%**
Portfolio turnover rate.....................................      89.42%        20.16%         4.01%        11.77%
Average commission rate paid***.............................      $.0080        $.0009        $.0060            --


*Total return is not annualized.
**Annualized.
***Relates to purchases and sales of equity securities. Prior to fiscal year 1996 disclosure of average commission rate was not required.
+For the period September 8, 1994 (commencement of operations) to March 31,
1995.
                       See Notes to Financial Statements.
 12


PAGE



TEMPLETON VIETNAM OPPORTUNITIES FUND, INC.
Statement of Investments, March 31, 1998


                                                                   COUNTRY         SHARES           VALUE
                                                                   --------------------------------------
Common Stocks 50.7%
Banking 19.6%
Bangkok Bank Public Co. Ltd.................................      Thailand           795,800     $ 1,652,425
Bank of Ayudhya Public Co. Ltd., fgn. ......................      Thailand         2,350,000       1,421,975
Siam Commercial Bank Ltd., fgn. ............................      Thailand         1,676,480       2,477,346
Siam Commercial Bank Ltd., loc. ............................      Thailand           374,986         506,351
Thai Farmers Bank Public Co. Ltd. ..........................      Thailand           960,000       1,846,624
Thai Military Bank Ltd., fgn. ..............................      Thailand         1,453,900         407,462
                                                                                                 -----------
                                                                                                   8,312,183
                                                                                                 -----------
Beverages & Tobacco 4.8%
Asia Pacific Breweries Ltd. ................................      Singapore           30,000         100,310
British American Tobacco Co. Ltd. ..........................      Singapore          235,000         749,381
Carnaudmetalbox Asia Ltd., fgn. ............................      Singapore          170,000         178,947
Rothmans Industries Ltd., fgn. .............................      Singapore          224,000         998,638
                                                                                                 -----------
                                                                                                   2,027,276
                                                                                                 -----------
Building Materials & Components 6.8%
Siam Cement Public Co. Ltd., loc. ..........................      Thailand           224,900       2,601,391
Siam Cement Public Co. Ltd., fgn. ..........................      Thailand            22,200         307,689
                                                                                                 -----------
                                                                                                   2,909,080
                                                                                                 -----------
Chemicals 2.4%
PT Unggul Indah Corp. ......................................      Indonesia        3,449,600         677,956
Thai Petrochemical Industry Public Co. Ltd., fgn. ..........      Thailand         1,138,000         337,051
                                                                                                 -----------
                                                                                                   1,015,007
                                                                                                 -----------
Construction & Housing .8%
Italian-Thai Development Public Co. Ltd., fgn...............      Thailand           409,900         323,743
*Sino-Thai Engineering & Construction Public Co., fgn. .....      Thailand           120,500          27,631
                                                                                                 -----------
                                                                                                     351,374
                                                                                                 -----------
Food & Household Products 2.8%
Charoen Pokphand Feedmill Public Co. Ltd....................      Thailand           175,663         255,103
Chareon Pokphand Feedmill Public Co. Ltd., fgn. ............      Thailand           135,737         235,162
Golden Resources Development International Ltd. ............      Hong Kong        6,040,000         452,125
Saha Pathanapibul Public Co. Ltd., fgn. ....................      Thailand            71,100          85,139
Serm Suk Public Co. Ltd. ...................................      Thailand            15,700         148,800
Serm Suk Public Co. Ltd., fgn. .............................      Thailand               300           3,439
                                                                                                 -----------
                                                                                                   1,179,768
                                                                                                 -----------
Insurance 1.0%
Bangkok Insurance Public Co. Ltd. BKI.......................      Thailand            55,000         406,369
                                                                                                 -----------
Leisure & Tourism 1.5%
Dusit Thani Public Company Ltd., fgn........................      Thailand           529,000         653,669
                                                                                                 -----------
Merchandising 1.4%
*Siam Makro Public Company Ltd., fgn........................      Thailand           342,000         614,293
                                                                                                    --------

                                                                              13

PAGE


TEMPLETON VIETNAM OPPORTUNITIES FUND, INC.
Statement of Investments, March 31, 1998 (cont.)


                                                                   COUNTRY         SHARES           VALUE
                                                                   --------------------------------------
Common Stocks (cont.)
Metals & Mining 4.0%
Natsteel Ltd., fgn. ........................................      Singapore        1,102,000     $ 1,712,706
                                                                                                 -----------
Multi-Industry .9%
Saha Union Public Co. Ltd. .................................      Thailand             1,000             662
Saha Union Public Co. Ltd., fgn. ...........................      Thailand           339,000         328,204
Thai Wah Public Co. Ltd., fgn. .............................      Thailand           410,850          43,964
                                                                                                 -----------
                                                                                                     372,830
                                                                                                 -----------
Real Estate 1.2%
First Capital Corp. Ltd., fgn. .............................      Singapore           40,000          37,647
Lim Kah Ngam Ltd. ..........................................      Singapore           42,000          16,904
Lim Kah Ngam Ltd., fgn. ....................................      Singapore        1,108,000         445,944
                                                                                                 -----------
                                                                                                     500,495
                                                                                                 -----------
Recreation & Other Consumer Goods
KTP Holdings Ltd. ..........................................      Hong Kong          170,000          15,797
*KTP Holdings Ltd., wts. ...................................      Hong Kong          101,250             915
                                                                                                 -----------
                                                                                                      16,712
                                                                                                 -----------
Telecommunications 1.9%
Jasmine International Public Co. Ltd., fgn. ................      Thailand           500,000         305,732
Total Access Communication Public Co. Ltd. .................      Thailand           180,000         212,400
United Communications Industries, fgn. .....................      Thailand           320,000         289,427
                                                                                                 -----------
                                                                                                     807,559
                                                                                                 -----------
Textiles & Apparel .7%
Hua Thai Manufacturing Public Co. Ltd. .....................      Thailand           259,400         284,183
                                                                                                 -----------
Transportation .9%
Thai Airways International Public Co. Ltd., fgn. ...........      Thailand           326,600         374,446
                                                                                                 -----------
Total Common Stocks (Cost $38,170,407)......................                                      21,537,950
                                                                                                 -----------
Direct Equity Investments 18.7%
Real Estate 9.6%
(R)+*Mayfair Hanoi, Ltd., 30% equity interest owned through
  HEA Holdings Ltd., a wholly owned investment acquired
  10/31/96..................................................       Vietnam                         4,093,534
                                                                                                 -----------
Leisure & Tourism 9.1%
(R)+*Indotel Ltd., acquired 11/22/96........................       Vietnam           900,000       3,850,200
                                                                                                 -----------
Total Direct Equity Investments (Cost $14,702,155)..........                                       7,943,734
                                                                                                 -----------

 14

PAGE

TEMPLETON VIETNAM OPPORTUNITIES FUND, INC.
Statement of Investments, March 31, 1998 (cont.)



                                                                                  PRINCIPAL
                                                                                  AMOUNT**
                                                                                  --------

Short Term Investments (Cost $13,357,168) 31.5%
U.S. Treasury Bills, 5.00% to 5.23%, with maturities to
  6/25/98...................................................    United States    $13,428,000     $13,357,986
                                                                                                 -----------
Total Investments (Cost $66,229,730) 100.9%.................                                      42,839,670
Other Assets, less Liabilities (.9%)........................                                        (402,524)
                                                                                                 -----------
Total Net Assets 100.0%.....................................                                     $42,437,146
                                                                                                 ===========


*Non-income producing.
**Securities traded in U.S. dollars.
+See note 6 regarding Holdings of 5% Voting Securities.
(R)See note 7 regarding restricted securities.
                       See Notes to Financial Statements.
                                                                              15

PAGE


TEMPLETON VIETNAM OPPORTUNITIES FUND, INC.
Financial Statements

Statement of Assets and Liabilities
March 31, 1998

Assets:
 Investments in securities, at value (cost $66,229,730).....    $ 42,839,670
 Cash.......................................................          25,589
 Receivable from investment securities sold.................             478
 Organization costs.........................................           5,900
                                                                ------------
      Total assets..........................................      42,871,637
                                                                ------------
Liabilities:
 Payable to affiliates......................................          57,987
 Accrued expenses...........................................         376,504
                                                                ------------
      Total liabilities.....................................         434,491
                                                                ------------
Net assets, at value........................................    $ 42,437,146
                                                                ------------
                                                                ------------
Net assets consist of:
 Net unrealized depreciation................................    $(23,390,060)
 Accumulated net realized loss..............................     (20,402,078)
 Capital shares.............................................      86,229,284
                                                                ------------
Net assets, at value........................................    $ 42,437,146
                                                                ------------
                                                                ------------
Net asset value per share ($42,437,146 divided by 4,681,173
  shares outstanding).......................................           $9.07
                                                                ------------
                                                                ------------

                       See Notes to Financial Statements.
 16

PAGE

TEMPLETON VIETNAM OPPORTUNITIES FUND, INC.
Financial Statements (continued)

Statement of Operations
for the year ended March 31, 1998

Investment Income:
 (net of foreign taxes of $131,239)
 Dividends..................................................    $  1,315,826
 Interest...................................................       1,469,758
                                                                ------------
      Total investment income...............................                       $  2,785,584
Expenses:
 Management fees (Note 3)...................................       1,330,396
 Administrative fees (Note 3)...............................         225,854
 Custodian fees.............................................          36,614
 Reports to shareholders....................................          71,100
 Registration and filing fees...............................          15,900
 Professional fees (Note 3).................................         262,540
 Directors' fees and expenses...............................          10,300
 Amortization of organization costs.........................           4,380
 Other......................................................          17,027
                                                                ------------
      Total expenses........................................                          1,974,111
                                                                                   ------------
            Net investment income...........................                            811,473
                                                                                   ------------
Realized and unrealized losses:
 Net realized loss from:
  Investments...............................................     (20,365,387)
  Foreign currency transactions.............................         (23,227)
                                                                ------------
     Net realized loss......................................                        (20,388,614)
     Net unrealized depreciation on investments.............                        (23,246,973)
                                                                                   ------------
Net realized and unrealized loss............................                        (43,635,587)
                                                                                   ------------
Net decrease in net assets resulting from operations........                       $(42,824,114)
                                                                                   =============

                       See Notes to Financial Statements.
                                                                              17


PAGE

TEMPLETON VIETNAM OPPORTUNITIES FUND, INC.
Financial Statements (continued)

Statements of Changes in Net Assets
for the years ended March 31, 1998 and 1997


                                                                    1998               1997
                                                                -------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $    811,473       $  2,321,823
  Net realized gain (loss) from investments and foreign
    currency transactions...................................     (20,388,614)         1,226,081
  Net unrealized appreciation (depreciation) on
   investments..............................................     (23,246,973)           453,690
                                                                -------------------------------
    Net increase (decrease) in net assets resulting from
      operations............................................     (42,824,114)         4,001,594
 Distributions to shareholders from:
  Net investment income.....................................      (1,021,093)        (2,457,874)
  Net realized gains........................................        (257,328)          (402,930)
  Return of capital.........................................        (131,834)                --
 Capital share transactions (Note 2)........................     (26,542,633)                --
                                                                -------------------------------
    Net increase (decrease) in net assets...................     (70,777,002)         1,140,790
Net assets:
 Beginning of year..........................................     113,214,148        112,073,358
                                                                -------------------------------
 End of year................................................    $ 42,437,146       $113,214,148
                                                                ===============================
Undistributed net investment income included in net assets:
 End of year................................................    $         --       $    217,520
                                                                ===============================


                       See Notes to Financial Statements.
 18

PAGE


TEMPLETON VIETNAM OPPORTUNITIES FUND, INC.
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Vietnam Opportunities Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks long-term capital appreciation by investing at least 65% of its total assets in the equity and debt securities of Vietnam companies (see note 8). The following summarizes the Fund's significant accounting policies.

a. Security Valuation:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. Foreign Currency Translation:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

                                                                              19

PAGE

TEMPLETON VIETNAM OPPORTUNITIES FUND, INC.
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)
e. Organization Costs:

Organization costs are amortized on a straight line basis over five years.

f. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

On January 20, 1998, the Fund completed a tender offer of 3,377,430 shares of its common stock. The cost of the shares tendered and related offering expenses of $26,242,633 and $300,000, respectively, were charged to capital shares. During the year ended March 31, 1997, there were no share transactions.

At March 31, 1998, there were 100,000,000 shares authorized ($0.01 par value).

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also directors or officers of Templeton Asset Management Ltd. (TAML) and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to TAML of 1.5% per year of the average weekly net assets of the Fund. From its investment management fee, TAML pays a shareholder servicing agent fee to Paine Webber of 0.10% per year of the average daily net assets of the Fund. The Fund pays FT Services an administrative fee of 0.15% per year of the Fund's average weekly net assets ($133,040 for the fiscal year ended March 31, 1998).

Legal fees of $308,281 were paid to a law firm in which a partner is an officer of the Fund.

Two individuals have brought actions against the Fund's investment manager and certain of its affiliates, Fund officers and directors seeking to recover damages in connection with the Fund's tender offer and certain investments of the Fund. The Fund has been named as a nominal defendant in these actions; however, no damages are being sought against the Fund. The investment manager and its affiliates strongly believe that the claims made in these actions are without merit and intend to vigorously defend against these actions.

4. INCOME TAXES

At March 31, 1998, the net unrealized depreciation based on the cost of investments for income tax purposes of $72,682,073 was as follows:

Unrealized appreciation.....................................  $    333,369
Unrealized depreciation.....................................   (30,175,772)
                                                              ------------
Net unrealized depreciation.................................  $(29,842,403)
                                                              ============

 20

PAGE

TEMPLETON VIETNAM OPPORTUNITIES FUND, INC.
Notes to Financial Statements (continued)

4. INCOME TAXES (cont.)
At March 31, 1998 the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire in:

2006........................................................  $    501,487
2007........................................................    13,411,556
                                                              ------------
                                                              $ 13,913,043
                                                              ============

Net realized capital gains differ for financial statement and tax purposes primarily due to differing tax treatments of wash sales and losses realized on the sale of securities subsequent to October 31.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended March 31, 1998 aggregated $62,261,447 and $52,113,006, respectively.

6. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" at March 31, 1998 were $7,943,734.



                              Number of                                Number of                                         Realized
                             Shares Held      Gross       Gross       Shares Held        Value       Dividend Income      Capital
Name of Issuer              Mar. 31, 1997   Additions   Reductions   Mar. 31, 1998   Mar. 31, 1998   4/1/97-3/31/98        Gains
------------------------------------------------------------------------------------------------------------------------------------
Mayfair Hanoi, Ltd., 30%
  equity interest owned
  through HEA Holdings
  Ltd. ...................          --         --          --                --       $4,093,534           --                  --
Indotel Ltd. .............     900,000                                  900,000        3,850,200           --                  --
Phuben Tea Joint Venture,
  30% equity interest
  owned through Sipef East
  Asia Holdings...........          --         --          --                --                *           --            $167,474
                                                                                     ----------------------------------------------
   Total Affiliates.......                                                            $7,943,734           $--           $167,474
                                                                                     ==============================================

*As of March 31, 1998, no longer an affiliate.

7. DIRECT INVESTMENTS IN VIETNAM VENTURES

The Fund may invest up to 65% of its total net assets in direct equity investments. These investments typically take the form of a business corporation contract, joint venture company established in Vietnam or a wholly owned foreign company established in Vietnam. Since these securities are not publicly traded, and may be restricted as to resale, they may be less liquid than securities traded in active markets. Direct investments in Vietnam ventures include certain risks not typically associated with investing in countries with developed securities markets, such as political, economic, and legal uncertainties. Readily available market quotations cannot be obtained for these securities. The fair value of these securities is estimated using methods approved by the Board. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. The total value of direct equity investments was $7,943,734 (18.7% of net assets) at March 31, 1998.

                                                                              21

PAGE

TEMPLETON VIETNAM OPPORTUNITIES FUND, INC.
Notes to Financial Statements (continued)

8. SUBSEQUENT EVENT

On April 23, 1998, the shareholders voted to modify the Fund's investment policies to require at least 65% of the Fund's total assets to be invested in equity and debt securities of Vietnam and other Southeast Asian countries and to change the name of the Fund to the Templeton Vietnam and Southeast Asia Fund, Inc.

 22

PAGE

TEMPLETON VIETNAM OPPORTUNITIES FUND, INC.
INDEPENDENT AUDITOR'S REPORT

The Board of Directors and Shareholders
Templeton Vietnam Opportunities Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton Vietnam Opportunities Fund, Inc. as of March 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Templeton Vietnam Opportunities Fund, Inc. as of March 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

/s/MCGLADREY & PULLEN LLP

New York, New York
April 24, 1998

                                                                              23

PAGE

TEMPLETON VIETNAM OPPORTUNITIES FUND, INC.
Annual Meeting of Shareholders, April 23, 1998

An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 East Broward Boulevard, Ft. Lauderdale, Florida, on April 23, 1998. The purpose of the meeting was to elect four Directors of the Fund; to approve or reject (i) an amendment to the Fund's investment policies to enable the Fund to invest more broadly in other countries located in Southeast Asia, while continuing to focus its investment program on Vietnam, and (ii) a corresponding amendment to the Fund's Articles of Incorporation to change the Fund's name to "Templeton Vietnam and Southeast Asia Fund, Inc."; to ratify the selection of McGladrey & Pullen, LLP, as the Fund's independent auditors for the fiscal year ending March 31, 1998; and in their discretion, to authorize the proxyholders to vote upon other such matters that may legally come before the meeting or any adjournment of the meeting. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: Harris J. Ashton, Nicholas F. Brady, S. Joseph Fortunato and Edith E. Holiday.* Shareholders approved (i) the amendment to the Fund's investment policies to enable the Fund to invest more broadly in other countries located in Southeast Asia, while continuing to focus its investment program on Vietnam, and (ii) the corresponding amendment to the Fund's Articles of Incorporation to change the Fund's name to "Templeton Vietnam and Southeast Asia Fund, Inc." Shareholders ratified the selection of McGladrey & Pullen, LLP, to serve as the Fund's independent auditors for the fiscal year ending March 31, 1998. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. The election of four (4) Directors:


                                                                                 % of                           % of
                                                                              Outstanding                    Outstanding
                    Term Expiring 2000:                          For            Shares         Withheld        Shares
------------------------------------------------------------------------------------------------------------------------
Harris J. Ashton............................................   3,037,355        64.88%          146,810         3.14%
Nicholas F. Brady...........................................   3,032,090        64.77%          152,075         3.25%
S. Joseph Fortunato.........................................   3,036,286        64.86%          147,879         3.16%
Edith E. Holiday............................................   3,032,217        64.77%          151,948         3.25%

2. The approval or rejection of (i) an amendment to the Fund's investment policies to enable the Fund to invest more broadly in other countries located in Southeast Asia, while continuing to focus its investment program on Vietnam, and
(ii) a corresponding amendment to the Fund's Articles of Incorporation to change the Fund's name to "Templeton Vietnam and Southeast Asia Fund, Inc.":


               % of                    % of                    % of                        % of
            Outstanding             Outstanding             Outstanding   Broker Non-   Outstanding
   For        Shares      Against     Shares      Abstain     Shares         Votes        Shares
---------------------------------------------------------------------------------------------------

 2,441,921    52.17%       53,423      1.14%       72,588      1.55%        616,233       13.16%


3. The ratification or rejection of the selection of McGladrey & Pullen, LLP, as independent auditors for the Fund for the fiscal year ending March 31, 1998:


               % of                    % of                    % of                        % of
            Outstanding             Outstanding             Outstanding   Broker Non-   Outstanding
   For        Shares      Against     Shares      Abstain     Shares         Votes        Shares
---------------------------------------------------------------------------------------------------
 3,045,018    65.05%       22,863      0.49%      116,282      2.48%           2           0.00%

*Harmon E. Burns, Martin L. Flanagan, John Wm. Galbraith, Andrew H. Hines, Jr., Charles B. Johnson, Betty P. Krahmer, Gordon S. Macklin and Fred R. Millsaps are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.

 24

PAGE

TEMPLETON VIETNAM OPPORTUNITIES FUND, INC.
Dividend Reinvestment Plan

The Fund offers a Dividend Reinvestment Plan (the "Plan") with the following features: --If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee. --Participants should contact ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, to receive the Plan brochure. --To receive dividends or distributions in cash, the shareholder must notify Mellon Securities Trust Company (the "Plan Agent") at the address above or the institution in whose name the shares are held. The Plan Agent must receive written notice within 10 business days before the record date for the distribution. --Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than the net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market. --The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax which may be payable on dividends or distributions. --The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees. --Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

                                                                              25

PAGE

TEMPLETON VIETNAM OPPORTUNITIES FUND, INC.

Shareholder Information

Shares of Templeton Vietnam Opportunities Fund, Inc. are traded daily on the New York Stock Exchange under the symbol "TVF." Effective April 24, 1998 the fund was renamed Templeton Vietnam and Southeast Asia Fund, Inc. Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron's and each Saturday in the New York Times and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about dividends and shareholder accounts, call 1-800-416-5585.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 10 a.m. Eastern Time any business day at 1-800-DIAL BEN (1-800-342-5236).

If any shareholder is not receiving copies of the Reports to Shareholders because shares are registered in a broker's name or in a custodian's name, he or she can request that his or her name be added to the Fund's mailing list by writing Templeton Vietnam and Southeast Asia Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

 26

PAGE


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PAGE

                       This page intentionally left blank

PAGE


LITERATURE REQUEST

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Fund Information at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON GROUP

GLOBAL GROWTH
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 Markets Trust
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 Companies Fund
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Templeton Global
 Smaller Companies Fund
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GLOBAL GROWTH AND INCOME
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Templeton Global Bond Fund
Templeton Growth and
 Income Fund

GLOBAL INCOME
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 Securities Fund

GROWTH
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 Growth Fund

GROWTH AND INCOME
Franklin Asset Allocation Fund
Franklin Balance Sheet
 Investment Fund*
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 Securities Fund
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 Securities Fund
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Mutual Beacon Fund
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Templeton American Trust, Inc.

FUND ALLOCATOR SERIES
Franklin Templeton Conservative
 Target Fund
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 Target Fund
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 Target Fund

INCOME
Franklin Adjustable Rate
 Securities Fund
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 Government Securities Fund
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Franklin Investment Grade
 Income Fund
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 U.S. Government Securities Fund
Franklin U.S. Government
 Securities Fund
Franklin Money Fund
Franklin Federal Money Fund

FRANKLIN FUNDS SEEKING
TAX-FREE INCOME
Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free
 Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC
FUNDS SEEKING
TAX-FREE INCOME
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Arkansas***
California**
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Connecticut
Florida**
Georgia
Hawaii***
Indiana
Kentucky
Louisiana
Maryland
Massachusetts+
Michigan**
Minnesota+
Missouri
New Jersey
New York**
North Carolina
Ohio+
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Pennsylvania
Tennessee***
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Virginia
Washington***

VARIABLE ANNUITIES++
Franklin Valuemark(R)
Franklin Templeton
 Valuemark Income Plus
 (an immediate annuity)



*These funds are now closed to new accounts, with the exception of retirement plan accounts.
**Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).
***The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.
+Portfolio of insured municipal securities.
++Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC. The Franklin Valuemark Funds are managed by Franklin Advisers, Inc. and its Templeton and Franklin affiliates.


                                                                           05/98

PAGE


TEMPLETON VIETNAM
OPPORTUNITIES FUND, INC.
100 Fountain Parkway
P.O. Box 33030
St. Petersburg, Florida 33733-8030

AUDITORS
McGladrey & Pullen, LLP
555 Fifth Avenue
New York, New York 10017-2416

TRANSFER AGENT
Chase Mellon Shareholders Services
450 West 33rd Street
New York, New York 10001
1-800/416-5585

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up, and that the Investment Manager may make errors in selecting securities for the Fund's portfolio. Like any investment in securities, the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and Fund investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.


TLTVF A98 5/98                               [LOGO] Printed on recycled paper